Exhibit 99

NEWS RELEASE

The Progressive Corporation	Company Contact:
6300 Wilson Mills Road	Thomas A. King
Mayfield Village, Ohio 44143	(440)395-2260
http://www.progressive.com
FOR IMMEDIATE RELEASE
MAYFIELD VILLAGE, OHIO — May 17, 2006 — The Progressive Corporation today reported the following results for April 2006:

	April	April
(millions, except per share amounts and ratios)	2006	2005	Change
Net premiums written	$1,489.8	$1,430.4	4%
Net premiums earned	1,369.7	1,321.7	4%
Net income	159.6	147.6	8%
Per share – pre-split	.81	.74	10%
Per share – post-split(1)	.20	.18	10%
Combined ratio	85.9	85.3	.6 pts.

(1)	Effective May 18, 2006; see the Monthly Commentary at the end of this release for additional discussion.
See the “Income Statements” for further month and year-to-date information and the Monthly Commentary at the end of this release for additional discussion .
     The Company offers insurance to personal and commercial auto drivers throughout the United States. The Company’s Personal Lines business units write insurance for private passenger automobiles and recreational vehicles. The Company’s Commercial Auto business unit writes primary liability, physical damage and other auto-related insurance for automobiles and trucks owned by small businesses. See “Supplemental Information” for month and year-to-date results.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
INCOME STATEMENT
April 2006
(millions – except per share amounts)
(unaudited)

	Current
	Month	Comments on Monthly Results[1]
Direct premiums written	$1,521.9

Net premiums written	$1,489.8

Revenues:
Net premiums earned	$1,369.7
Investment income	49.0
Net realized gains (losses) on securities	4.0
Service revenues	3.0

Total revenues	1,425.7

Expenses:
Losses and loss adjustment expenses	905.6	Includes $26.1 million, or 1.9 combined ratio points, of catastrophic losses related to April storms.
Policy acquisition costs	141.3
Other underwriting expenses	129.9
Investment expenses	1.4
Service expenses	2.3
Interest expense	6.7

Total expenses	1,187.2

Income before income taxes	238.5
Provision for income taxes	78.9

Net income	$159.6

COMPUTATION OF EARNINGS PER SHARE		Amounts reported on a pre-split basis; see the Monthly Commentary at the end of this release for pro forma amounts.
Basic:
Average shares outstanding	194.2

Per share	$.82

Diluted:
Average shares outstanding	194.2
Net effect of dilutive stock-based compensation	2.5

Total equivalent shares	196.7

Per share	$.81

[1]	See the Monthly Commentary at the end of this release for additional discussion. For a description of the Company’s reporting and accounting policies, see Note 1 to the Company’s 2005 audited consolidated financial statements included in the Company’s 2005 Shareholders’ Report, which can be found at www.progressive.com/annualreport.
The following table sets forth the investment results for the month:

Fully taxable equivalent total return:
Fixed-income securities	.2%
Common stocks	1.4%
Total portfolio	.4%

Pretax recurring investment book yield	4.2%

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
INCOME STATEMENTS
April 2006 Year-to-Date
(millions – except per share amounts)
(unaudited)

	Year-to-Date
	2006	2005	% Change
Direct premiums written	$5,265.0	$5,146.0	2

Net premiums written	$5,166.5	$5,035.2	3

Revenues:
Net premiums earned	$4,870.2	$4,671.7	4
Investment income	200.5	160.2	25
Net realized gains (losses) on securities	4.5	3.9	15
Service revenues	11.4	15.2	(25)

Total revenues	5,086.6	4,851.0	5

Expenses:
Losses and loss adjustment expenses	3,188.4	3,024.8	5
Policy acquisition costs	503.4	496.7	1
Other underwriting expenses	468.6	454.2	3
Investment expenses	3.9	3.9	—
Service expenses	9.1	7.6	20
Interest expense	27.2	27.7	(2)

Total expenses	4,200.6	4,014.9	5

Income before income taxes	886.0	836.1	6
Provision for income taxes	289.8	275.8	5

Net income	$596.2	$560.3	6

COMPUTATION OF EARNINGS PER SHARE
Basic:
Average shares outstanding	195.0	198.7	(2)

Per share	$3.06	$2.82	8

Diluted:
Average shares outstanding	195.0	198.7	(2)
Net effect of dilutive stock-based compensation	2.6	2.9	(10)

Total equivalent shares	197.6	201.6	(2)

Per share	$3.02	$2.78	9

The following table sets forth the investment results for the year-to-date period:

	2006	2005
Fully taxable equivalent total return:
Fixed-income securities	.6%	.9%
Common stocks	6.2%	(3.3)%
Total portfolio	1.4%	.4%
Pretax recurring investment book yield	4.4%	3.8%

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
April 2006
($ in millions)
(unaudited)

Current Month
				Commercial
	Personal Lines			Auto	Other	Companywide
	Drive	Direct	Total	Business	Businesses[1]	Total
Net Premiums Written	$829.2	$442.2	$1,271.4	$215.4	$3.0	$1,489.8
% Growth in NPW	1%	7%	3%	13%	NM	4%
Net Premiums Earned	$771.5	$419.3	$1,190.8	$176.7	$2.2	$1,369.7
% Growth in NPE	—%	8%	2%	14%	NM	4%

GAAP Ratios
Loss/LAE ratio	68.0	67.3	67.7	56.0	NM	66.1
Expense ratio	19.9	19.7	19.9	19.3	NM	19.8

Combined ratio	87.9	87.0	87.6	75.3	NM	85.9

Actuarial Adjustments[2]
Reserve Decrease/(Increase)
Prior accident years						$21.0
Current accident year						2.1

Calendar year actuarial adjustment	$13.1	$6.3	$19.4	$3.7	$—	$23.1

Prior Accident Years Development
Favorable/(Unfavorable)
Actuarial adjustment						$21.0
All other development						6.9

Total development						$27.9

Calendar year loss/LAE ratio						66.1

Accident year loss/LAE ratio						68.1

Statutory Ratios
Loss/LAE ratio						66.2
Expense ratio						19.0

Combined ratio						85.2

NM = Not Meaningful

[1]	Primarily includes professional liability insurance for community banks and the Company’s run-off businesses. The other businesses generated an underwriting profit of $1.5 million for the month.

[2]	Represents adjustments solely based on the Company’s corporate actuarial review.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
April 2006 Year-to-Date
($ in millions)
(unaudited)

Year-to-Date
				Commercial
	Personal Lines			Auto	Other	Companywide
	Drive	Direct	Total	Business	Businesses[1]	Total
Net Premiums Written	$2,861.5	$1,583.6	$4,445.1	$711.7	$9.7	$5,166.5
% Growth in NPW	(2)%	6%	1%	14%	NM	3%
Net Premiums Earned	$2,755.5	$1,486.3	$4,241.8	$619.5	$8.9	$4,870.2
% Growth in NPE	—%	9%	3%	12%	NM	4%

GAAP Ratios
Loss/LAE ratio	66.3	66.1	66.2	60.6	NM	65.5
Expense ratio	20.2	19.9	20.1	19.1	NM	19.9

Combined ratio	86.5	86.0	86.3	79.7	NM	85.4

Actuarial Adjustments[2]
Reserve Decrease/(Increase)
Prior accident years						$69.4
Current accident year						9.4

Calendar year actuarial adjustment	$44.3	$20.3	$64.6	$14.0	$.2	$78.8

Prior Accident Years Development
Favorable/(Unfavorable)
Actuarial adjustment						$69.4
All other development						62.2

Total development						$131.6

Calendar year loss/LAE ratio						65.5

Accident year loss/LAE ratio						68.2

Statutory Ratios
Loss/LAE ratio						65.5
Expense ratio						19.4

Combined ratio						84.9

Statutory Surplus						$5,343.2

NM = Not Meaningful

Policies in Force	April	April
(in thousands)	2006	2005	Change
Drive – Auto	4,563	4,460	2%
Direct – Auto	2,400	2,233	7%
Special Lines[3]	2,784	2,502	11%

Total Personal Lines	9,747	9,195	6%

Commercial Auto Business	491	443	11%

[1]	The other businesses generated an underwriting profit of $4.0 million.

[2]	Represents adjustments solely based on the Company’s corporate actuarial review.

[3]	Includes insurance for motorcycles, recreational vehicles, mobile homes, watercraft, snowmobiles and similar items.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
BALANCE SHEET AND OTHER INFORMATION
(millions– except per share amounts)
(unaudited)

April
2006
CONDENSED GAAP BALANCE SHEET:[1]
Investments – Available-for-sale, at market:
Fixed maturities (amortized cost: $10,770.7)	$10,607.7
Equity securities:
Preferred stocks (cost: $1,312.0)	1,309.9
Common equities (cost: $1,427.9)	2,157.5
Short-term investments (amortized cost: $2,886.9)	2,887.5

Total investments[2]	16,962.6
Net premiums receivable	2,692.3
Deferred acquisition costs	475.3
Other assets	1,668.8

Total assets	$21,799.0

Unearned premiums	$4,631.0
Loss and loss adjustment expense reserves	5,661.5
Other liabilities[2]	3,794.0
Debt	1,285.1
Shareholders’ equity	6,427.4

Total liabilities and shareholders’ equity	$21,799.0

Common Shares outstanding	195.6
Shares repurchased – April	.7
Average cost per share	$107.17
Book value per share	$32.86
Trailing 12-month return on average shareholders’ equity	24.2%
Net unrealized pre-tax gains on investments	$565.1
Increase (decrease) from March 2006	$(.1)
Increase (decrease) from December 2005	$(35.0)
Debt to total capital ratio	16.7%
Fixed-income portfolio duration	3.1 Years
Weighted average credit quality	AA
Year-to-date Gainshare factor	1.46

[1]	Pursuant to SFAS 113, “Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts,” loss and loss adjustment expense reserves are stated gross of reinsurance recoverables on unpaid losses of $340.4 million.

[2]	Amounts include net unsettled security acquisitions, including repurchase commitments, of $2,467.6 million.

Monthly Commentary
•	On April 21, 2006, the Board of Directors approved a 4-for-1 stock split of our Common Shares to be effected in the form of a stock dividend payable May 18, 2006, to shareholders of record on May 8, 2006; we will not split our treasury shares. The accompanying financial statements have not been restated to reflect the split since it is not yet effective. Information on a pro forma basis, reflecting the effect of this split for the month and year-to-date periods, is as follows:

	April	Year-to-Date
	2006	2006	2005
Net income	$159.6	$596.2	$560.3

COMPUTATION OF EARNINGS PER SHARE
Basic:
Average shares outstanding	776.6	780.1	794.8

Per share	$.21	$.76	$.70

Diluted:
Average shares outstanding	776.6	780.1	794.8
Net effect of dilutive stock-based compensation	10.0	10.3	11.7

Total equivalent shares	786.6	790.4	806.5

Per share	$.20	$.75	$.69

•	As previously announced, we are disclosing our year-to-date Gainshare factor on page 6 of this release for informational purposes only. Beginning in 2007, we expect to use the Gainshare factor in determination of an annual dividend payment for that year. Investors should be aware that the Gainshare factor can vary from 0.0 to 2.0 in any given year, and that the factor will change during the course of the year as growth and profitability change in our principal business units. For additional information on our variable dividend policy, see the annual Letter to Shareholders, which is attached as Exhibit 99(A) to our Annual Report on Form 10-K for the year ended December 31, 2005, and our discussion of “Financial Condition” in Management’s Discussion and Analysis of Financial Condition and Results of Operations from our 2005 Annual Report to Shareholders, which is attached as Exhibit 13 to the Form 10-K.
The Progressive Group of Insurance Companies, in business since 1937, ranks third in the nation for auto insurance based on premiums written and provides drivers with competitive rates and 24/7, in-person and online service. The products and services of the Progressive Direct Group of Insurance Companies are marketed directly to consumers by phone at 1-800-PROGRESSIVE and online at www.progressivedirect.com through the Progressive DirectSM brand. The Drive Group of Progressive Insurance Companies offers insurance through more than 30,000 independent insurance agencies that market their products and services through the Drive® Insurance from Progressive brand. For more information about Drive Insurance, go to www.driveinsurance.com. The Common Shares of The Progressive Corporation, the Mayfield Village, Ohio-based holding company, are publicly traded at NYSE:PGR. More information, including a guide to interpreting the monthly reporting package, can be found at www.progressive.com.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: Statements in this release that are not historical fact are forward-looking statements that are subject to certain risks and uncertainties that could cause actual events and results to differ materially from those discussed herein. These risks and uncertainties include, without limitation, uncertainties related to estimates, assumptions and projections generally; inflation and changes in economic conditions (including changes in interest rates and financial markets); the accuracy and adequacy of the Company’s pricing and loss reserving methodologies; pricing competition and other initiatives by competitors; the Company’s ability to obtain regulatory approval for requested rate changes and the timing thereof; the effectiveness of the Company’s advertising campaigns; legislative and regulatory developments; disputes relating to intellectual property rights; the outcome of litigation pending or that may be filed against the Company; weather conditions (including the severity and frequency of storms, hurricanes, snowfalls, hail and winter conditions); changes in driving patterns and loss trends; acts of war and terrorist activities; the Company’s ability to maintain the uninterrupted operation of its facilities, systems (including information technology systems) and business functions; court decisions and trends in litigation and health care and auto repair costs; and other matters described from time to time by the Company in releases and publications, and in periodic reports and other documents filed with the United States Securities and Exchange Commission. In addition, investors should be aware that generally accepted accounting principles prescribe when a company may reserve for particular risks, including litigation exposures. Accordingly, results for a given reporting period could be significantly affected if and when a reserve is established for one or more contingencies. Reported results, therefore, may appear to be volatile in certain accounting periods.